Exhibit 99.2

EXECUTIVE SUMMARY

THIRD PARTY DUE DILIGENCE REVIEW

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Figure Lending LLC. and/or its affiliates. (“Client”). The review included a total of 514 newly originated residential mortgage Home Equity Line of Credit (HELOC) loans, in connection with the securitization identified as FIGRE 2024-SL1 (the “Securitization”). The review began on September 25, 2024, and concluded on October 2, 2024.

Scope of Review

A.	COMPLIANCE REVIEW.

“Compliance Review” means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below including 1026.6, 1026.15 and 1026.40.

Rescission

a.	Failure to provide the right of rescission notice;

b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

c.	errors in the right of rescission notice;

d.	failure to provide the correct form of right of rescission notice;

e.	failure to provide the three (3) business day rescission period; and

f.

any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

2.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):

i.	Points and fees threshold test;

ii.	APR threshold test;

iii.	Prepayment penalty test; and

iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

3.	Other Provisions

a.	Texas:

i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

b.	Fed/State/Local Predatory Lending:

i.

The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c.	Prepay Penalties and Late Fees:

i.	Federal and state specific late charge and prepayment penalty provisions. On loans listed as Consumer loans. Check for all proper disclosures

4.	Exclusions. Digital Risk will not test:

a.	Loan types that are excluded from compliance with TRID:

b.	Technical formatting of disclosures.

c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued

e.	Whether any fee is a “bona fide” fee for third-party services

f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

B.	PAY HISTORY REVIEW

Pay History Review” means that Digital Risk will perform a review of the servicing history in comparison with the delinquency string for Loan Files, which shall include the following:

Client will deliver to Digital Risk electronic Loan level calculated delinquency string and servicing payment history for the most recent six (6), twelve (12), or twenty four (24) months (review/pricing option to be selected by Client). The work order will specify the length of payment history to be reviewed. Digital Risk will perform a manual review of servicing payment history to validate the calculated delinquency string taking into account the following:

1.1	Due date at each month end;

1.2	Date of any payments received;

1.3	Payment reversals and re-applications; and

1.4	Due date changes resulting from Loan modifications.

Summary of Results:

Overall Loan Results:

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	498	$42,086,296.22	96.89%
Event Grade B	2	$116,070.70	0.39%
Event Grade C	14	$2,084,116.84	2.72%
Event Grade D	0	$0.00	0.00%
Total Sample	514	$44,286,483.76	100.00%

Compliance Results:

Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	498	$42,086,296.22	96.89%
Event Grade B	2	$116,070.70	0.39%
Event Grade C	14	$2,084,116.84	2.72%
Event Grade D	0	$0.00	0.00%
Total Sample	514	$44,286,483.76	100.00%

Event Grade Definitions

Compliance Event Grades

A	The Loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon Loan terms and are executed by all applicable parties.

B	The Loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon Loan terms and are executed by all applicable parties. Client review required.

C	The Loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon Loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Final Loan Grade

A	The Loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon Loan terms and are executed by all applicable parties.

B	The Loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon Loan terms and are executed by all applicable parties. Client review required.

C	The Loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon Loan terms or all required applicants did not execute the documents.

D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.